SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to section 13 or 15(d) of
                    the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 11, 1997


                         CROWN ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)


                                   UTAH
                      (State or other jurisdiction of
                      Incorporation or Organization)


          0-19365                                 87-0368981
Commission file number                       (I.R.S. Employer
                                          Identification No.)

     215 South State, Suite 550
        Salt Lake City, Utah                         84111
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (801) 537-5610

Item 1.   Changes in Control of Registrant

          Not applicable.


Item 2.   Acquisition or Disposition of Assets

          Not applicable.


Item 3.   Bankruptcy or Receivership

          Not applicable.


Item 4.   Changes in Registrant's Certifying Accountant

          Not applicable.


Item 5.   Other Events

          Not applicable.


Item 6.   Resignation of Registrant's Directors

          Not applicable.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          Not applicable.


          Exhibits

          The following exhibits are filed with this Report:

          Item 601       Document
           Number         Number          Description
             2             2.01     Convertible Debenture Agreement



Item 8.   Changes in Fiscal Year

          Not applicable.

Item 9.   Sales of equity securities pursuant to Regulation S

               On May 6, 1997, the Company entered into a
          Convertible Debenture Agreement ("Agreement") with Oriental New Investments, Ltd., a Hong Kong corporation ("ONI"). Pursuant to the Agreement, on May 13, 1997, the Company issued a 9% Convertible Debenture (the "Debenture") to ONI in the principal amount of $150,000. No underwriters or placement agents were utilized by either the Company or ONI in negotiating the Agreement or in issuing the Debenture. The Debenture was issued pursuant to the exemption from registration under Section 5 of the Securities Act of 1933, as amended, provided by Rule 903 of Regulation S.

               Under the terms of the Debenture, payment of interest only is due and payable quarterly commencing July 31, 1997. Payment of the remainder of the accrued interest and all principal under the Debenture is due November 13, 1997 (the "Due Date"). At any time following July 13, 1997, the holder of the Debenture may elect to convert the principal and accrued interest under the Debenture, in whole or in part, to shares of the Company's common stock at 65% of the average closing bid price as reported on the NASD Electronic Bulletin Board for the ten (10) preceding business days. In addition, at any time prior to the Due Date, the Company may elect to prepay, without penalty or premium, the outstanding principal or accrued interest, in whole or in part, upon fifteen (15) days written notice to the holder of the Debenture.

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CROWN ENERGY CORPORATION



Date: June 11, 1997                 By: /s/ Rich Rawden
                                      Rich Rawdin, Vice President

                            INDEX TO EXHIBITS


   SEC                                              Sequentially
Reference   Exhibit                                   Numbered
  Number     Number       Title of Document              Page

    2        2.01      Convertible Debenture Agreement     6